UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03310

Name of Fund: Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch
              Retirement Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 - Report to Stockholders

                                Merrill Lynch Retirement
                                Reserves Money Fund
                                Of Merrill Lynch Retirement Series Trust

Annual Report
October 31, 2005

Merrill Lynch Retirement Reserves Money Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                 6-month      12-month
==========================================================================================
U.S. equities (Standard & Poor's 500 Index)                          + 5.27%       + 8.72%
------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                         +12.25        +12.08
------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)      + 8.63        +18.09
------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  + 0.15        + 1.13
------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       + 0.59        + 2.54
------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)       + 2.87        + 3.54
------------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Trustee


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005       3

A Discussion With Your Fund's Portfolio Manager

      We maintained a relatively conservative approach for much of the year as the Fed continued to increase short-term interest rates, but began to see greater yield and capital appreciation potential in the two-year sector by period end.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, Merrill Lynch Retirement Reserves Money Fund's Class I and Class II Shares had net annualized yields of 2.33% and 2.31%, respectively. As of October 31, 2005, the Fund's Class I and Class II Shares each had seven-day yields of 3.37%.

The Fund's weighted average portfolio maturity at October 31, 2005 was 61 days, compared to 58 days at April 30, 2005 and 59 days at October 31, 2004. The average portfolio maturity ranged from a high of 66 days to a low of 45 days during the fiscal year.

The economy remained quite resilient throughout the period, growing at an annualized rate of 3.5% in the first quarter of 2005, 3.3% in the second quarter and an estimated 3.8% in the third quarter (as measured by gross domestic product). In light of the perceived economic strength, and in an effort to combat inflation expectations, the Federal Reserve Board (the Fed) continued its "measured" series of interest rate hikes. In all, the Fed raised interest rates in 25 basis point (.25%) increments eight times during the fiscal period, and once more on November 1, bringing the federal funds rate to 4%.

Oil remained a hot topic for much of the period, although there was often disagreement among market participants as to whether a $20 per barrel increase in the price of oil posed a greater risk of inflation or a greater threat to consumer spending. Consumer sentiment figures grew weaker as oil prices rose, but Fed officials consistently warned that higher crude prices were sure to result in pricing pressures. This supported their rate increases, which were accompanied by clear indications that the Fed intends to continue raising interest rates through the remainder of 2005. Over the past 12 months, the two-year Treasury yield rose 184 basis points from 2.56% to 4.40% as the 10-year Treasury yield rose a much more modest 52 basis points from 4.05% to 4.57%. This resulted in a flattening of the yield curve, a typical phenomenon in rising interest rate environments.

Despite this dynamic, the steepness of the yield curve in the front end offered enticing value. The greatest value seemed to be in the six-month, nine-month and 12-month sectors. We were able to add higher yields to the portfolio while still maintaining a relatively short average duration. This allowed us to be constructive while minimizing our interest rate exposure, an approach we thought was prudent given the likelihood of additional interest rate hikes.

How did you manage the portfolio during the fiscal year?

Early in the year, our investment strategy was formulated on the premise that the Fed would continue to advance its program of measured interest rate increases. We primarily invested in 30-day commercial paper and floating rate securities in an effort to enhance our ability to respond to higher short-term interest rates. Floating rate securities, because their interest rates continuously reset, provide protection in a rising interest rate environment. At the mid-point of the fiscal year, our floating rate position represented approximately 55% of portfolio assets. This was reduced to 45% by period end as the continued tightening of credit spreads made this asset class very expensive. This was a result of increased demand but, even more so, was due to a slowdown in agency issuance. New regulations forced the Federal National Mortgage Association (Fannie Mae) to reduce its balance sheet. The fewer mortgages Fannie was permitted to own, the less borrowing it needed to do in order to fund its holdings. Thus, discount notes outstanding, which had been the agencies' primary tool of issuance, dipped significantly. With all of this supply now missing from the market, spreads on short-term agency debt collapsed. As we trimmed exposure to variable rate issues, the assets were reallocated mostly to short-dated commercial paper and certificates of deposit. This allowed us to maintain a shorter average duration and sustain ample liquidity. Having significant overnight positions in a rising interest rate environment proves beneficial because it is the most effective way to meet redemptions while also allowing us to capitalize immediately when the Fed raises interest rates.

4       MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

With the remainder of the portfolio, we searched for sectors that were attractively priced given the expectation for continued Fed interest rate hikes. The two-year sector appeared quite expensive for much of the year, while shorter sectors such as six months and 12 months offered much greater value. Securities in this range offered attractive yields given the relative steepness of the yield curve in the front end. Thus, our efforts to add incremental yield to the portfolio were concentrated on these sectors for a majority of the time, while we continued to target an average portfolio duration in the somewhat conservative 60-day range.

How would you characterize the Fund's position at the close of the period?

As long as the Fed considers its monetary policy "accommodative," we intend to proceed as if the central bank will continue to raise the federal funds target until it reaches a level deemed to be neutral. Although Hurricanes Katrina and Rita seemed to pose a legitimate threat to economic growth, the fixed income markets dismissed this as merely a temporary shock. It seems the economy is strong enough to absorb a brief slowdown, and that lofty oil prices and the rebuilding efforts in the Gulf Coast may justify even higher rates.

Nonetheless, after 12 consecutive interest rate increases since June 2004, we believe the tightening cycle may be completed by the first quarter of 2006. Once the Fed has communicated to the markets that neutral policy has been achieved, we would expect the spread between the federal funds rate and the two-year Treasury yield, which is typically positively sloped, to invert. That being said, at this time, we are beginning to favor the longer sectors of our market. We believe the two-year sector currently offers the greatest value from both a yield and capital appreciation perspective. Yields exceeding 4.75% are currently available, providing substantial protection against several more interest rate increases. We recently raised our average duration target modestly to the 65-day range, believing that home-heating costs, when combined with already high gas prices, may substantially impact consumer spending in the fourth quarter.

The portfolio's composition, as a percent of net assets, at the end of October and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                        10/31/05        4/30/05
--------------------------------------------------------------------------------
Bank Notes ...........................................       0.5%            --
Certificates of Deposit ..............................       0.4             --
Certificates of Deposit --
   European ..........................................       5.8            4.2%
Certificates of Deposit --
   Yankee* ...........................................       8.4            5.2
Commercial Paper .....................................      37.0           27.9
Corporate Notes ......................................      20.4           20.4
Funding Agreements ...................................       5.4            4.8
Repurchase Agreements ................................       4.8            3.0
U.S. Government Agency &
   Instrumentality Obligations --
   Discount Notes ....................................        --            0.3
U.S. Government Agency &
   Instrumentality Obligations --
   Non-Discount Notes ................................      18.3           35.8
Liabilities in Excess of Other Assets ................      (1.0)          (1.6)
                                                           --------------------
Total ................................................     100.0%         100.0%
                                                           ====================

*     U.S. branches of foreign banks.

Donaldo S. Benito
Vice President and Portfolio Manager

November 8, 2005

        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005       5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                             Expenses Paid
                                                        Beginning           Ending         During the Period*
                                                      Account Value      Account Value       May 1, 2005 to
                                                       May 1, 2005     October 31, 2005     October 31, 2005
=============================================================================================================
Actual
=============================================================================================================
Class I                                                   $1,000           $1,014.30             $3.06
-------------------------------------------------------------------------------------------------------------
Class II                                                  $1,000           $1,014.30             $3.06
=============================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================
Class I                                                   $1,000           $1,022.30             $3.08
-------------------------------------------------------------------------------------------------------------
Class II                                                  $1,000           $1,022.30             $3.08
-------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class I and Class II), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown). Currently, Class II did not accrue a portion of its distribution fees (12 (b)-1 fees) due to regulatory limits. If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .80%, the actual expenses paid would have been approximately $4.08 and the hypothetical expenses paid would have been approximately $4.10.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

6       MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Schedule of Investments                                           (in Thousands)

                                          Face     Interest                      Maturity
Issue                                   Amount       Rate*                         Date        Value
=======================================================================================================
Bank Notes -- 0.5%
=======================================================================================================
Bank of                                $19,000     3.81 (a)%                     8/10/2006   $   19,000
America, NA
-------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost -- $19,000) .......................................................       19,000
=======================================================================================================
Certificates of Deposit -- 0.4%
=======================================================================================================
Citibank, NA                            15,000     3.65                         11/04/2005       15,000
-------------------------------------------------------------------------------------------------------
Total Certificates of Deposit
 (Cost -- $15,000) .......................................................................       15,000
=======================================================================================================
Certificates of Deposit -- European -- 5.8%
=======================================================================================================
BNP Paribas,                            28,000     4.395                        10/04/2006       27,928
London
-------------------------------------------------------------------------------------------------------
Barclays Bank                           23,000     4.05                          3/27/2006       22,967
Plc, London
-------------------------------------------------------------------------------------------------------
Calyon, London                          50,000     3.585                        12/28/2005       49,950
                                        25,000     3.60                          4/10/2006       24,897
                                        35,000     3.86                          7/05/2006       34,824
                                        18,000     4.365                        10/03/2006       17,949
-------------------------------------------------------------------------------------------------------
Societe Generale,                       25,000     3.44                         11/16/2005       24,996
London
-------------------------------------------------------------------------------------------------------
Total Certificates of Deposit --
European (Cost -- $204,000) ..............................................................      203,511
=======================================================================================================
Certificates of Deposit -- Yankee -- 8.4%
=======================================================================================================
Barclays Bank                           47,000     3.781 (a)                     8/30/2006       46,992
Plc, NY
-------------------------------------------------------------------------------------------------------
Canadian Imperial                       67,000     4.03 (a)                     11/15/2006       67,000
Bank of Commerce,
NY
-------------------------------------------------------------------------------------------------------
HBOS Treasury                           10,000     3.15                          1/18/2006        9,974
Services Plc, NY                        25,000     3.845                         6/30/2006       24,875
-------------------------------------------------------------------------------------------------------
Swedbank, NY                            40,000     3.425                         3/27/2006       40,000
-------------------------------------------------------------------------------------------------------
Toronto-Dominion                        25,000     3.75                          6/21/2006       24,864
Bank, NY                                25,000     3.95                          7/24/2006       24,877
                                        30,000     3.795                         7/28/2006       29,815
                                        25,000     3.94                          7/31/2006       24,870
-------------------------------------------------------------------------------------------------------
Total Certificates of Deposit --
Yankee (Cost -- $293,997) ................................................................      293,267
=======================================================================================================
Commercial Paper -- 37.0%
=======================================================================================================
Amsterdam                               30,000     3.80                         11/09/2005       29,971
Funding Corp.                           14,000     4.02                         12/01/2005       13,951
-------------------------------------------------------------------------------------------------------
Aspen Funding                           23,000     3.76                         11/02/2005       22,995
Corp.                                   34,000     3.92                         11/22/2005       33,919
                                        23,000     4.095                         1/24/2006       22,774
-------------------------------------------------------------------------------------------------------
Barclays U.S.                           35,000     3.72                         11/17/2005       34,937
Funding Corp.
-------------------------------------------------------------------------------------------------------
Barton Capital,                         30,000     4.00                         11/28/2005       29,907
LLC                                     36,000     4.01                         11/29/2005       35,884
-------------------------------------------------------------------------------------------------------
Beta Finance, Inc.                      25,000     3.92                         11/21/2005       24,943
-------------------------------------------------------------------------------------------------------
CRC Funding, LLC                        25,000     3.79                         11/08/2005       24,979
                                        23,000     4.07                          1/17/2006       22,793
-------------------------------------------------------------------------------------------------------
Chariot Funding,                        20,000     3.76                         11/03/2005       19,994
LLC                                     45,000     4.01                         11/29/2005       44,855
-------------------------------------------------------------------------------------------------------
Clipper Receivables                     15,000     3.81                         11/09/2005       14,986
Co., LLC
-------------------------------------------------------------------------------------------------------
Compass                                 35,520     3.92                         11/18/2005       35,449
Securitization, LLC                     22,000     3.94                         11/28/2005       21,933
-------------------------------------------------------------------------------------------------------
DNB NOR Bank ASA                        34,000     4.12                          1/26/2006       33,658
-------------------------------------------------------------------------------------------------------
Dankse Corp.                            15,000     4.00                         11/30/2005       14,950
                                        25,000     3.51                         12/30/2005       24,830
-------------------------------------------------------------------------------------------------------
Dorada Finance Inc.                     17,000     3.72                         11/23/2005       16,958
-------------------------------------------------------------------------------------------------------
FCAR Owner Trust                        19,000     3.84                         11/10/2005       18,980
                                        35,000     4.07                          1/17/2006       34,685
                                        11,000     4.11                          1/19/2006       10,898
-------------------------------------------------------------------------------------------------------
Grampian Funding                        22,000     4.06                          1/18/2006       21,799
Ltd.
-------------------------------------------------------------------------------------------------------
Greyhawk                                34,000     4.10                          1/23/2006       33,670
Funding LLC                             41,000     4.11                          1/24/2006       40,597
                                        30,000     4.13                          1/25/2006       29,702
-------------------------------------------------------------------------------------------------------
HBOS Treasury                           50,000     3.305                        11/07/2005       49,964
Services Plc
-------------------------------------------------------------------------------------------------------
IXIS Commercial                         23,000     4.08                          1/23/2006       22,777
Paper Corp.
-------------------------------------------------------------------------------------------------------
Jupiter                                 40,747     3.70                         11/14/2005       40,688
Securitization Corp.
-------------------------------------------------------------------------------------------------------
Klio II Funding, Ltd.                   15,000     3.98                         11/22/2005       14,963
-------------------------------------------------------------------------------------------------------
Morgan Stanley                          50,000     4.008 (a)                    12/06/2005       50,000
                                        30,000     4.008 (a)                    12/19/2005       30,000
                                        22,000     4.018 (a)                     3/03/2006       22,000
                                        11,500     4.018 (a)                     3/07/2006       11,500
-------------------------------------------------------------------------------------------------------
Newport                                 35,000     3.82                         11/14/2005       34,948
Funding Corp.                           43,000     4.08                          1/19/2006       42,602
                                        30,000     4.08                          1/20/2006       29,719
-------------------------------------------------------------------------------------------------------
Old Line                                22,000     3.77                         11/02/2005       21,995
Funding, LLC
-------------------------------------------------------------------------------------------------------
Preferred                               32,000     3.82                         11/07/2005       31,976
Receivables
Funding Corp.
-------------------------------------------------------------------------------------------------------
Santander Central                       28,000     3.95                          3/22/2006       27,528
Hispano Finance, Inc.
-------------------------------------------------------------------------------------------------------
Skandinaviska                           50,000     4.001 (a)                     1/23/2006       50,000
Ensklida Banken AB
-------------------------------------------------------------------------------------------------------
Sheffield                               39,000     3.91                         11/15/2005       38,935
Receivables Corp.
-------------------------------------------------------------------------------------------------------
Solitaire                               21,514     3.95                         11/23/2005       21,459
Funding, LLC
-------------------------------------------------------------------------------------------------------
Spintab AB                              28,000     3.92                          2/27/2006       27,610
-------------------------------------------------------------------------------------------------------
Thunder Bay                             12,268     3.91                         11/15/2005       12,248
Funding, LLC
-------------------------------------------------------------------------------------------------------
Total Commercial Paper
(Cost -- $1,296,057) .....................................................................    1,295,909
-------------------------------------------------------------------------------------------------------

        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005       7

Schedule of Investments (continued)                               (in Thousands)

                                          Face     Interest                      Maturity
Issue                                   Amount       Rate*                         Date        Value
=======================================================================================================
Corporate Notes -- 20.4%
=======================================================================================================
ASIF Global                            $15,000     4.021 (a)%                   11/23/2006   $   15,000
Financing XXX
-------------------------------------------------------------------------------------------------------
American Honda                           9,500     4.224 (a)                     1/20/2006        9,501
Finance Corp.                           14,000     3.87 (a)                      2/21/2006       14,003
                                        21,000     4.004 (a)                     9/11/2006       21,035
-------------------------------------------------------------------------------------------------------
Bank of Ireland                         10,000     3.97 (a)                     11/17/2006        9,998
-------------------------------------------------------------------------------------------------------
Blue Heron                              15,000     4.068 (a)                     2/22/2006       15,000
Funding IX
Class A
-------------------------------------------------------------------------------------------------------
CC (USA), Inc.                          25,000     3.75                          4/21/2006       25,000
(Centauri)                              26,000     3.818 (a)                     5/12/2006       26,000
-------------------------------------------------------------------------------------------------------
General Electric                        62,500     4.07 (a)                     11/17/2006       62,500
Capital Corp.
-------------------------------------------------------------------------------------------------------
Goldman Sachs                           53,300     3.96 (a)                     11/15/2006       53,300
Group, Inc.
-------------------------------------------------------------------------------------------------------
HSBC Finance, Inc.                      35,000     4.266 (a)                    10/27/2006       35,039
                                        39,000     4.021 (a)                    11/24/2006       39,000
-------------------------------------------------------------------------------------------------------
MetLife Global                          17,000     3.88 (a)                     11/06/2006       17,000
Funding I                               13,000     4.03 (a)                     11/15/2006       13,000
-------------------------------------------------------------------------------------------------------
Nationwide                              13,000     4.03 (a)                     10/27/2006       13,000
Building Society
-------------------------------------------------------------------------------------------------------
Northern Rock Plc                       23,000     3.838 (a)                    10/06/2006       22,999
-------------------------------------------------------------------------------------------------------
Permanent                               30,000     3.90 (a)                      3/10/2006       30,000
Financing (No.7) Plc
-------------------------------------------------------------------------------------------------------
Permanent                               30,000     3.90 (a)                      6/12/2006       30,000
Financing (No. 8) Plc
-------------------------------------------------------------------------------------------------------
Pfizer Inc.                             25,700     3.66 (a)                     11/04/2005       25,700
-------------------------------------------------------------------------------------------------------
Procter &                               34,500     3.788 (a)                    10/10/2006       34,504
Gamble Co.
-------------------------------------------------------------------------------------------------------
Sigma Finance,                          83,000     3.82 (a)                      3/21/2006       82,997
Inc.                                    52,000     3.82 (a)                      5/19/2006       51,999
                                        39,500     3.81 (a)                      9/22/2006       39,498
-------------------------------------------------------------------------------------------------------
Stanfield Victoria                      15,300     3.82 (a)                      5/15/2006       15,299
Finance, LLC
-------------------------------------------------------------------------------------------------------
Westpac                                 11,000     3.844 (a)                    10/11/2006       10,998
Banking Corp.
-------------------------------------------------------------------------------------------------------
Total Corporate Notes
(Cost -- $712,359) .......................................................................      712,370
-------------------------------------------------------------------------------------------------------
=======================================================================================================
Funding Agreements -- 5.4%
=======================================================================================================
General Electric                        50,000     3.95 (a)                      6/07/2006       50,000
Capital Assurance
Co. (b)
-------------------------------------------------------------------------------------------------------
Jackson National                        35,000     3.94 (a)                      5/01/2006       35,000
Life Insurance Co. (b)
-------------------------------------------------------------------------------------------------------
Metropolitan Life                       12,000     3.96 (a)                      2/01/2006       12,000
Insurance Co. (b)
-------------------------------------------------------------------------------------------------------
Monumental Life                         30,000     4.005 (a)                     2/15/2006       30,000
Insurance Co. (b)
-------------------------------------------------------------------------------------------------------
New York Life                           40,000     3.92 (a)                      5/26/2006       40,000
Insurance Co. (b)
-------------------------------------------------------------------------------------------------------
The Travelers                           20,000     3.92 (a)                      3/01/2006       20,000
Insurance Co. (b)
-------------------------------------------------------------------------------------------------------
Total Funding Agreements
(Cost -- $187,000) .......................................................................      187,000
=======================================================================================================
U.S. Government Agency & Instrumentality
Obligations -- Non-Discount -- 18.3%
=======================================================================================================
Fannie Mae                              12,390     2.25                          2/17/2006       12,315
                                         7,000     1.80                          4/20/2006        6,915
                                         8,700     2.55                          6/01/2006        8,593
                                         7,800     1.98                          6/26/2006        7,676
                                        10,000     4.00                          8/08/2006        9,961
                                        10,000     3.00                          9/20/2006        9,867
-------------------------------------------------------------------------------------------------------
Federal Farm                            13,400     3.80 (a)                     12/05/2005       13,400
Credit Banks                            23,000     3.923 (a)                     2/21/2006       22,999
                                        28,000     3.917 (a)                     5/19/2006       27,997
                                         9,900     2.15                          7/21/2006        9,737
                                        25,000     3.80 (a)                      8/16/2006       25,000
                                        76,000     3.79 (a)                     12/22/2006       75,991
                                        15,000     3.95 (a)                      2/20/2008       14,997
-------------------------------------------------------------------------------------------------------
Federal Home                            12,500     2.40                          5/03/2006       12,376
Loan Bank System                        50,000     3.645 (a)                     5/10/2006       49,999
                                        25,000     3.69 (a)                      5/19/2006       25,001
                                        38,000     3.75 (a)                      6/01/2006       37,988
                                         5,560     2.25                          6/23/2006        5,483
                                       100,000     3.893 (a)                     8/21/2006       99,952
                                        15,000     3.25                         11/29/2006       14,791
                                         7,000     3.75                         11/30/2006        6,928
                                        12,500     3.45                          1/10/2007       12,335
                                        10,000     4.00                          6/13/2007        9,890
                                         4,700     4.21                          9/14/2007        4,657
-------------------------------------------------------------------------------------------------------
Freddie Mac                             11,000     2.41                         11/04/2005       10,998
                                        13,000     2.30                         11/17/2005       12,990


8       MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Schedule of Investments (concluded)     (in Thousands)

                                          Face     Interest                      Maturity
Issue                                   Amount       Rate*                         Date        Value
=======================================================================================================
U.S. Government Agency & Instrumentality
Obligations -- Non-Discount (concluded)
=======================================================================================================
Freddie Mac                            $13,000     2.35 %                       12/09/2005   $   12,977
(concluded)                             15,000     2.20                         12/30/2005       14,949
                                        15,000     2.15                          1/30/2006       14,921
                                         7,500     2.15                          2/17/2006        7,453
                                        12,500     3.82                          7/14/2006       12,443
                                        12,000     4.45                          9/28/2007       11,891
                                         9,300     4.705                        10/11/2007        9,283
                                         9,000     4.75                         10/24/2007        8,990
-------------------------------------------------------------------------------------------------------
Total U.S. Government Agency &
Instrumentality Obligations --
Non-Discount (Cost -- $643,468) ..........................................................      641,743
=======================================================================================================
Repurchase Agreements -- 4.8%
=======================================================================================================
 167,160    UBS Securities LLC, purchased on 10/31/2005
            to yield 4.02% to 11/01/2005, repurchase price
            $167,179, collateralized by Fannie Mae,
            5.375% due 11/15/2011, Resolution Funding
            STRIPS***, due 1/15/2006 to 10/15/2018
            and Freddie Mac, 3.25% to 4.875%,
            due 8/17/2007 to 11/15/2013                                                         167,160
-------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost -- $167,160) ...........................................      167,160
-------------------------------------------------------------------------------------------------------
Total Investments
(Cost -- $3,538,041**) -- 101.0% .........................................................    3,534,960

Liabilities in Excess of Other Assets -- (1.0%) ..........................................      (34,247)
                                                                                             ----------
Net Assets -- 100.0% .....................................................................   $3,500,713
                                                                                             ==========

      Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                       Activity           Income
--------------------------------------------------------------------------------
      Merrill Lynch Premier Institutional Fund        (12,822)             $ 4
--------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at October 31, 2005.
** The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................   $3,538,041
                                                                     ==========
      Gross unrealized appreciation ..............................   $       43
      Gross unrealized depreciation ..............................       (3,124)
                                                                     ----------
      Net unrealized depreciation ................................   $   (3,081)
                                                                     ==========

***   Separately Traded Registered Interest and Principal of Securities.

      See Notes to Financial Statements.

(a)   Floating rate note.
(b) Restricted securities as to resale, representing approximately 5.4% of net assets, were as follows:

      ---------------------------------------------------------------------------------------
                                               Acquisition
      Issue                                        Date                Cost            Value
      ---------------------------------------------------------------------------------------
      General Electric Capital
         Assurance Co.,
         3.95% due 6/07/2006                     6/07/2005          $ 50,000         $ 50,000
      Jackson National Life Insurance
         Co., 3.94% due 5/01/2006                5/02/2005            35,000           35,000
      Metropolitan Life Insurance Co.
         3.96% due 2/01/2006                     2/01/2005            12,000           12,000
      Monumental Life Insurance
         Co., 4.005% due 2/15/2006               2/17/2005            30,000           30,000
      New York Life Insurance Co.,
         3.92% due 5/26/2006                    05/27/2005            40,000           40,000
      The Travelers Insurance Co.,
         3.92% due 3/01/2006                     3/01/2005            20,000           20,000
      ---------------------------------------------------------------------------------------
      Total                                                         $187,000         $187,000
                                                                    =========================


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005       9

Statement of Assets and Liabilities

As of October 31, 2005
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                          Investments in unaffiliated securities, at value (identified
                            cost -- $3,538,041,549) ...........................................                    $ 3,534,960,488
                          Cash ................................................................                            136,561
                          Receivables:
                            Interest ..........................................................  $  13,178,241
                            Beneficial interest sold ..........................................      1,205,762          14,384,003
                                                                                                 -------------
                          Prepaid expenses and other assets ...................................                            142,918
                                                                                                                   ---------------
                          Total assets ........................................................                      3,549,623,970
                                                                                                                   ---------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                          Payables:
                              Beneficial interest redeemed ....................................     46,338,233
                              Investment adviser ..............................................      1,287,569
                              Other affiliates ................................................      1,140,621          48,766,423
                                                                                                 -------------
                          Accrued expenses and other liabilities ..............................                            144,308
                                                                                                                   ---------------
                          Total liabilities ...................................................                         48,910,731
                                                                                                                   ---------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                          Net assets ..........................................................                    $ 3,500,713,239
                                                                                                                   ===============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
                          Class I Shares of beneficial interest, $.10 par value, unlimited
                            number of shares authorized .......................................                    $   337,168,399
                          Class II Shares of beneficial interest, $.10 par value, unlimited
                            number of shares authorized .......................................                         13,211,031
                          Paid-in capital in excess of par ....................................                      3,153,414,870
                          Unrealized depreciation -- net ......................................                         (3,081,061)
                                                                                                                   ---------------
                          Net Assets ..........................................................                    $ 3,500,713,239
                                                                                                                   ===============
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
                          Class I -- Based on net assets of $3,368,461,891 and 3,371,683,986
                            shares outstanding ................................................                    $          1.00
                                                                                                                   ===============
                          Class II -- Based on net assets of $132,251,348 and 132,110,314
                            shares outstanding ................................................                    $          1.00
                                                                                                                   ===============

      See Notes to Financial Statements.


10      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Statement of Operations

For the Year Ended October 31, 2005
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                          Interest and amortization of premium and discount earned ............                    $   119,514,321
                          Securities lending -- net ...........................................                              3,771
                                                                                                                   ---------------
                          Total income ........................................................                        119,518,092
                                                                                                                   ---------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                          Investment advisory fees ............................................  $  17,827,111
                          Transfer agent fees -- Class I ......................................      5,034,501
                          Accounting services .................................................        588,092
                          Registration fees ...................................................        465,407
                          Printing and shareholder reports ....................................        260,113
                          Transfer agent fees -- Class II .....................................        178,618
                          Trustees' fees and expenses .........................................        120,402
                          Custodian fees ......................................................        108,570
                          Professional fees ...................................................         95,984
                          Distribution fees -- Class II .......................................         27,102
                          Pricing services ....................................................         14,380
                          Other ...............................................................         90,083
                                                                                                 -------------
                          Total expenses ......................................................                         24,810,363
                                                                                                                   ---------------
                          Investment income -- net ............................................                         94,707,729
                                                                                                                   ---------------
==================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
----------------------------------------------------------------------------------------------------------------------------------
                          Realized gain on investments -- net .................................                              3,843
                          Change in unrealized depreciation on investments -- net .............                         (1,143,232)
                                                                                                                   ---------------
                          Total realized and unrealized loss -- net ...........................                         (1,139,389)
                                                                                                                   ---------------
                          Net Increase in Net Assets Resulting from Operations ................                    $    93,568,340
                                                                                                                   ===============

      See Notes to Financial Statements.


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      11

Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                           October 31,
                                                                                                 ---------------------------------
Increase (Decrease) in Net Assets:                                                                    2005                2004
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net ............................................ $   94,707,729     $    35,961,197
                          Realized gain -- net ................................................          3,843             134,346
                          Change in unrealized appreciation/depreciation -- net ...............     (1,143,232)         (1,954,604)
                                                                                                ----------------------------------
                          Net increase in net assets resulting from operations ................     93,568,340          34,140,939
                                                                                                ----------------------------------
==================================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net:
                              Class I .........................................................    (91,448,904)        (35,028,102)
                              Class II ........................................................     (3,258,825)           (933,095)
                          Realized gain -- net:
                              Class I .........................................................         (3,716)           (129,367)
                              Class II ........................................................           (127)             (4,979)
                                                                                                ----------------------------------
                          Net decrease in net assets resulting from dividends
                           and distributions to shareholders ..................................    (94,711,572)        (36,095,543)
                                                                                                ----------------------------------
==================================================================================================================================
Beneficial Interest Transactions
----------------------------------------------------------------------------------------------------------------------------------
                          Net decrease in net assets derived from beneficial
                           interest transactions ..............................................  (1,042,547,832)      (854,711,281)
                                                                                                ----------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                          Total decrease in net assets ........................................  (1,043,691,064)      (856,665,885)
                          Beginning of year ...................................................   4,544,404,303      5,401,070,188
                                                                                                ----------------------------------
                          End of year ......................................................... $ 3,500,713,239    $ 4,544,404,303
                                                                                                ==================================

      See Notes to Financial Statements.


12      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Financial Highlights

                                                                                             Class I
                                                             ----------------------------------------------------------------------
                                                                                  For the Year Ended October 31,
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.          2005            2004           2003           2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ----------------------------------------------------------------------
               Investment income -- net .................         .0233          .0075          .0088          .0163          .0460
               Realized and unrealized gain (loss) -- net        (.0003)        (.0004)        (.0011)        (.0012)         .0021
                                                             ----------------------------------------------------------------------
               Total from investment operations .........         .0230          .0071          .0077          .0151          .0481
                                                             ----------------------------------------------------------------------
               Less dividends and distributions:
                   Investment income -- net .............        (.0233)        (.0075)        (.0088)        (.0163)        (.0460)
                   Realized gain -- net .................            --+            --+        (.0001)        (.0001)        (.0002)
                                                             ----------------------------------------------------------------------
               Total dividends and distributions ........        (.0233)        (.0075)        (.0089)        (.0164)        (.0462)
                                                             ----------------------------------------------------------------------
               Net asset value, end of year .............    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ======================================================================
               Total Investment Return ..................          2.35%           .75%           .88%          1.66%          4.73%
                                                             ======================================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................           .59%           .58%           .55%           .56%           .58%
                                                             ======================================================================
               Investment income and realized gain -- net          2.27%           .74%           .90%          1.65%          4.68%
                                                             ======================================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...    $3,368,462     $4,388,882     $5,199,455     $6,669,287     $7,594,189
                                                             ======================================================================

+     Amount is less than $(.0001) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      13

Financial Highlights (concluded)

                                                                                             Class II
                                                             ----------------------------------------------------------------------
                                                                                  For the Year Ended October 31,
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.          2005            2004           2003           2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ----------------------------------------------------------------------
               Investment income -- net .................         .0232          .0055          .0069          .0144          .0440
               Realized and unrealized gain (loss) -- net        (.0003)        (.0004)        (.0011)        (.0013)         .0021
                                                             ----------------------------------------------------------------------
               Total from investment operations .........         .0229          .0051          .0058          .0131          .0461
                                                             ----------------------------------------------------------------------
               Less dividends and distributions:
                   Investment income -- net .............        (.0232)        (.0055)        (.0069)        (.0143)        (.0440)
                   Realized gain -- net .................            --+            --+        (.0001)        (.0001)        (.0002)
                                                             ----------------------------------------------------------------------
               Total dividends and distributions ........        (.0232)        (.0055)        (.0070)        (.0144)        (.0442)
                                                             ----------------------------------------------------------------------
               Net asset value, end of year .............    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ======================================================================
               Total Investment Return ..................          2.34%           .55%           .69%          1.46%          4.52%
                                                             ======================================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................           .61%           .78%           .75%           .76%           .79%
                                                             ======================================================================
               Investment income and realized gain -- net          2.28%           .54%           .70%          1.46%          4.57%
                                                             ======================================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...    $  132,251     $  155,522     $  201,615     $  266,239     $  366,217
                                                             ======================================================================

+     Amount is less than $(.0001) per share.

      See Notes to Financial Statements.


14      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Retirement Reserves Money Fund (the "Fund") is a separate Fund offering separate classes of shares of Merrill Lynch Retirement Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which will comprise a series of separate portfolios offering a separate class of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), acts as passive custodian. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. At the present time, the Fund is the only series offered. The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral of the Fund may be delayed or limited.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gains or losses.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      15
but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $1 billion; .45% of average daily net assets in excess of $1 billion but not exceeding $2 billion; .40% of average daily net assets in excess of $2 billion but not exceeding $3 billion; .375% of average daily net assets in excess of $3 billion but not exceeding $4 billion; .35% of average daily net assets in excess of $4 billion but not exceeding $7 billion; .325% of average daily net assets in excess of $7 billion but not exceeding $10 billion; .30% of average daily net assets in excess of $10 billion but not exceeding $15 billion and .29% of average daily net assets in excess of $15 billion.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12(b)1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of ..20% of the Fund's average daily net assets attributable to Class II Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class II Shares. The Fund did not accrue Class II distribution fees because MLIM contractually agreed to waive such fees for a portion of the year ended October 31, 2005.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2005, MLIM, LLC received $1,561 in securities lending agent fees.

For the year ended October 31, 2005, the Fund reimbursed MLIM $97,654 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FAMD, PSI, FDS, ML & Co., and/or MLIM, LLC.

3. Shares of Beneficial Interest:

Net decrease in net assets derived from beneficial interest transactions was $1,042,547,832 and $854,711,281 for the years ended October 31, 2005 and October 31, 2004, respectively.


16      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Notes to Financial Statements (concluded)

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class I Shares for the Year                                         Dollar
Ended October 31, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................    14,279,895,614   $ 14,279,895,614
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................        91,472,487         91,472,487
                                            -----------------------------------
Total issued .............................    14,371,368,101     14,371,368,101
Shares redeemed ..........................   (15,390,687,665)   (15,390,687,665)
                                            -----------------------------------
Net decrease .............................    (1,019,319,564)  $ (1,019,319,564)
                                            ===================================
--------------------------------------------------------------------------------
Class I Shares for the Year                                         Dollar
Ended October 31, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................    15,102,897,068   $ 15,102,897,068
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................        35,116,131         35,116,131
                                            -----------------------------------
Total issued .............................    15,138,013,199     15,138,013,199
Shares redeemed ..........................   (15,946,694,510)   (15,946,694,510)
                                            -----------------------------------
Net decrease .............................      (808,681,311)  $   (808,681,311)
                                            ===================================
--------------------------------------------------------------------------------
Class II Shares for the Year                                        Dollar
Ended October 31, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................       209,045,319   $    209,045,319
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................         3,256,198          3,256,198
                                            -----------------------------------
Total issued .............................       212,301,517        212,301,517
Shares redeemed ..........................      (235,529,785)      (235,529,785)
                                            -----------------------------------
Net decrease .............................       (23,228,268)  $    (23,228,268)
                                            ===================================
--------------------------------------------------------------------------------
Class II Shares for the Year                                        Dollar
Ended October 31, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................       178,036,960   $    178,036,960
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................           933,095            933,095
                                            -----------------------------------
Total issued .............................       178,970,055        178,970,055
Shares redeemed ..........................      (225,000,025)      (225,000,025)
                                            -----------------------------------
Net decrease .............................       (46,029,970)  $    (46,029,970)
                                            ===================================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                 10/31/2005        10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income                          $     94,711,572   $     36,086,932
   Net long-term capital gains                            --              8,611
                                            -----------------------------------
Total taxable distributions                 $     94,711,572   $     36,095,543
                                            ===================================

As of October 31, 2005, there were no significant differences between the book and tax components of net assets.

        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005


18      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent trustees. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each regular Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and has concluded that the overall services provided by the Investment Adviser generally to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board regularly discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps including possible changes in investment personnel.

Annual Consideration of Approval by the Board of Trustees.

Prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board received materials specifically relating to the Fund's Investment Advisory Agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considered other matters it deemed important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Investment Adviser and their affiliates from their relationship with the Fund. The Board also took into account regular reports made by the Fund's portfolio manager at regular meetings of the Board and discussions that took place at those meetings.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in August 2005, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      19

Disclosure of Investment Advisory Agreement (concluded)

Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attached more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the second quintile in the one year period ended May 31, 2005 and in the first quintile in the three and five year periods ended May 31, 2005. Considering these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board considered the experience of the Fund's portfolio manager and noted that Mr. Benito has more than twenty years of experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Board noted that the Fund's contractual and actual management fee rates were somewhat higher than the median fees charged by comparable funds, as determined by Lipper, however the Fund's total expenses were lower than the median expenses charged by such comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that the Fund has breakpoints in place, and the Board will continue to seek information relating to economies of scale.

Other Matters -- The Board noted that Fund assets have declined substantially over the last few years. The independent trustees of the Board confirmed that the waiver by the Fund's distributor of .20% of the distribution fee for Class II shares of the Fund would continue. After further discussion, the Board, including all of the independent trustees, approved the continuation of the Advisory Agreement for an additional year.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the Fund and its shareholders.


20      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 61                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    59 Portfolios
            08543-9095                           1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      1994 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of CIEBA's                 Corporation
            Age: 70                              Executive Committee since 1988 and its Chairman from
                                                 1991 to 1992; Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds from 1986
                                                 to 1993; Member of the Investment Advisory Committee
                                                 of the State of New York Common Retirement Fund since
                                                 1989; Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from 1992
                                                 to 2004, Vice Chairman thereof from 1998 to 2004 and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      21

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      2002 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 66                              Trustee thereof since 1980; Dean, Gallatin Division of
                                                 New York University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from 1984
                                                 to 1985; Director, Damon Corp. from 1991 to 1995;
                                                 Overseer, Center for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of Governors thereof from 1994 to
                                                 1997; Shareholder, Poole, Kelly & Ramo, Attorneys
                                                 at Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to
            Age: 68                              1995; Chairman of Salomon Brothers Equity
                                                 Mutual Funds from 1992 to 1995; regular
                                                 columnist with Forbes Magazine from 1992 to
                                                 2002; Director of Stock Research and U.S. Equity
                                                 Strategist at Salomon Brothers Inc. from 1975 to
                                                 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1992 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood              60 Portfolios
            08543-9095                           Associates (financial consultants) since 1975;
            Age: 72                              Chairman of R.P.P. Corporation (manufacturing
                                                 company) since 1978; Director of International
                                                 Mobile Communications, Inc. (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Co-Chairman of the Board and the Audit Committee.


22      MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Donaldo S.  P.O. Box 9011  Vice         2002 to  Vice President of MLIM since 1985.
Benito      Princeton, NJ  President    present
            08543-9011
            Age: 60
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


        MERRILL LYNCH RETIREMENT RESERVES MONEY FUND    OCTOBER 31, 2005      23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Retirement Reserves Money Fund
Of Merrill Lynch Retirement Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                 #10262 -- 10/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2005 - $34,500
                                  Fiscal Year Ending October 31, 2004 - $33,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2005 - $5,700
                                  Fiscal Year Ending October 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2005 - $6,277,749
             Fiscal Year Ending October 31, 2004 - $13,270,096

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust

Date: December 16, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust

Date: December 16, 2005